                   AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of January 4, 1995, is between Bank of America National Trust and Savings Association (the "Bank") and 99CENTS Only Stores (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of December 2, 1994 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:

          2.1 Subparagraphs 1.1(b) and 1.1(c) are amended to read in their entirety as follows:

               (b) This is a revolving line of credit with within line facilities for letters of credit and shipside bonds. During the availability period, the Borrower may repay principal amounts and reborrow them. The Borrower agrees not to permit the outstanding principal balance of the revolving line of credit to exceed Two Million Five Hundred Thousand Dollars ($2,500,000).

               (c) The Borrower agrees not to permit the outstanding principal balance of the line of credit plus the outstanding amounts to any letters of credit, including amounts drawn on letters of credit and not yet reimbursed and shipside bonds to exceed the Commitment.

          2.2 A new Paragraph 1.6 is added to the Agreement, which reads in its entirety as follows:

               1.6 Shipside Bonds. This line of credit may be used for financing shipside bonds in a face amount not exceeding Fifty Thousand Dollars ($50,000). The Borrower agrees:

               (a) any sum owed to the Bank under a shipside bond may, at the option of the Bank, be added to the principal amount outstanding


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

                    under this Agreement. The amount will bear interest and be due as described elsewhere in this Agreement.

               (b) if there is a default under this Agreement, to immediately prepay and make the Bank whole for any outstanding shipside bonds.

               (c) the issuance of any shipside bond is subject to the Bank's express approval and must be in form and content satisfactory to the Bank.

               (d) to sign the Bank's application, security agreement and other standard forms for shipside bonds, and to pay any insurance and/or other fees that the Bank notifies the Borrower will be charged for issuing and processing shipside bonds for the Borrower.

               (e) to allow the Bank to automatically charge its checking account for applicable fees, discounts, and other charges.

     3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.



Bank of America                             99CENTS Only Stores
National Trust and Savings Association



          /s/Richard A. Rowley                      /s/David Gold
          --------------------                      --------------------
By:       Richard A. Rowley                 By:     David Gold
Title:    Vice President                    Title:  President

                   AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 3 (the "Amendment") dated as of March 26, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and 99CENTS Only Stores (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of December 2, 1994, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:

          2.1 Subparagraph 1.5 (ii) of the Agreement is amended to read in its entirety as follows:

              "(ii) standby letters of credit assuring the Borrower's
                    performance under contracts with a maximum maturity of June 30, 1997, and standby letters of credit issued in connection with workers' compensation may only have a maximum maturity of June 30, 1996, provided, however, that the maturity date may be automatically extended each year for an additional year until the final maturity date of June 30, 2000 unless the Bank gives written notice to the contrary."

     3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.



Bank of America                             99CENTS Only Stores
National Trust and Savings Association


          /s/Richard A. Rowley                         /s/David Gold
          --------------------                         --------------------
By:       Richard A. Rowley                 By:        David Gold
Title:    Vice President                    Title:     President

                   AMENDMENT NO. 4 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 4 (the "Amendment") dated as of March 27, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and 99CENTS Only Stores (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of December 2, 1994 (the "Agreement").

     B.  The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:

         2.1 Paragraphs 6.4 of the Agreement is amended to read in its entirety as follows:

               "6.4 Tangible Net Worth. To maintain tangible net worth equal to at least Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000).

               'Tangible net worth' means the gross book value of the Borrower's assets (excluding goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses, and other like intangibles) plus debt subordinated to the Bank in a manner acceptable to the Bank (using the Bank's standard form) less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets."

         2.2 Paragraph 6.5 of the Agreement is amended to read in its entirety as follows:

               "6.5 Total Liabilities to Tangible Net Worth Ratio. To maintain a ratio of total liabilities not subordinated to tangible net worth not exceeding .75.1.0.

               'Total liabilities not subordinated' means the sum of current liabilities plus long term liabilities, excluding debt subordinated to the Borrower's obligations to the Bank in a manner acceptable to the Bank, using the Bank's standard form."

     3. CONDITIONS. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

         3.1   This Amendment duly executed by the Borrower and the Bank.

         3.2 Subordination Agreements, in form and substance satisfactory to Bank, each from Sherry Gold, David Gold, Howard Gold, Jeff Gold and Karen Schiffer (collectively, the "Creditors"), and acknowledged by the Borrower.

         3.3 Copies of promissory notes by the Borrower, each in favor of each one of the Creditors.

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment,all of the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.



Bank of America                             99CENTS Only Stores
National Trust and Savings Association


         /s/Richard A. Rowley                        /s/David Gold
         --------------------                        -------------------
By:      Richard A. Rowley                  By:      David Gold
Title:   Vice President                     Title:   President